POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Dunham Funds, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints ROBERT ROBERTSON AND VIKTORIA PALERMO as attorneys for his and in his name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-147999 and 811-22153) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of December, 2021.

/s/ Jeffrey A. Dunham

Jeffrey A. Dunham

Trustee

STATE OF CALIFORNIA	)
	)	ss:
COUNTY OF SAN DIEGO	)

Before me, a Notary Public, in and for said county and state, personally appeared Jeffrey A. Dunham, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 14th day of December, 2021.

/s/ Dawn Gillard

Notary Public

[Notary Seal]

My commission expires: January 13, 2025

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Dunham Funds, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints ROBERT ROBERTSON AND VIKTORIA PALERMO as attorneys for his and in his name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-147999 and 811-22153) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of December, 2021.

/s/ Henry R. Goldstein

Henry R. Goldstein

Trustee

STATE OF CALIFORNIA	)
	)	ss:
COUNTY OF SAN DIEGO	)

Before me, a Notary Public, in and for said county and state, personally appeared Henry R. Goldstein, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 14th day of December, 2021.

/s/ Dawn Gillard

Notary Public

[Notary Seal]

My commission expires: January 13, 2025

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Dunham Funds, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints ROBERT ROBERTSON AND VIKTORIA PALERMO as attorneys for his and in his name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-147999 and 811-22153) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of December, 2021.

/s/ Paul A. Rosinack

Paul A. Rosinack

Trustee

STATE OF CALIFORNIA	)
	)	ss:
COUNTY OF SAN DIEGO	)

Before me, a Notary Public, in and for said county and state, personally appeared Paul A. Rosinack, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 14th day of December, 2021.

/s/ Dawn Gillard

Notary Public

[Notary Seal]

My commission expires: January 13, 2025

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Dunham Funds, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints ROBERT ROBERTSON AND VIKTORIA PALERMO as attorneys for his and in his name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-147999 and 811-22153) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of December, 2021.

/s/ Michael J. Torvinen

Michael J. Torvinen

Trustee

STATE OF CALIFORNIA	)
	)	ss:
COUNTY OF SAN DIEGO	)

Before me, a Notary Public, in and for said county and state, personally appeared Michael J. Torvinen, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 14th day of December, 2021.

/s/ Dawn Gillard

Notary Public

[Notary Seal]

My commission expires: January 13, 2025